UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 28, 2014

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 28, 2014, Old Navy LLC and Banana Republic LLC, each of which is a wholly-owned subsidiary of The Gap, Inc. (the “Company”), and the Company (collectively, the “Gap Entities”), entered into agreements (the “Agreements”) with GE Capital Retail Bank  and GE Capital Retail Finance Corporation (collectively, “GE Capital”) to extend the parties’ existing relationship under which GE Capital issues Gap Entities-branded credit cards to Gap Entities customers and pays the Gap Entities a share of the income derived from operating the credit card programs.  Under the terms of the Agreements, the Gap Entities are required to perform certain duties, including encouraging consumers to open and use the credit cards in its stores.  The Agreements have a term of eight years and are cancelable earlier by either party under certain circumstances.  In connection with the Agreements, GE Capital will make an initial one-time payment to each of the Gap Entities.  Thereafter, the Gap Entities will be paid a certain percentage of the net income from the credit card programs, as defined in the Agreements.

Item 7.01.    Regulation FD Disclosure

On March 6, 2014, the Company issued a press release announcing the Company’s sales for the fiscal month ended March 1, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01.    Other Events

On February 26, 2014, the Company’s Board of Directors approved an amendment and restatement of the Company’s 2011 Long-Term Incentive Plan (the “Plan”). A copy of the Plan is attached hereto as Exhibit 10.1.

On March 3, 2014, the Company adopted new forms of the Non-Qualified Stock Option Agreement under the Plan, the Restricted Stock Unit Award Agreement under the Plan, the Performance Share Agreement under the Plan, and the Director Stock Unit Agreement and Stock Unit Deferral Election Form under the Plan. Copies of these new forms of agreement are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively.

Item 9.01.    Financial Statements and Exhibits

10.1	Amended and Restated 2011 Long-Term Incentive Plan (effective February 26, 2014).

10.2	Form of Nonqualified Stock Option Agreement under the 2011 Long-Term Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement under the 2011 Long-Term Incentive Plan.

10.4	Form of Performance Share Agreement under the 2011 Long-Term Incentive Plan.

10.5	Form of Director Stock Unit Agreement and Stock Unit Deferral Election Form under the 2011 Long-Term Incentive Plan.

99.1	Press Release dated March 6, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	March 6, 2014	By:	/s/ Sabrina L. Simmons
Sabrina L. Simmons
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2011 Long-Term Incentive Plan (effective February 26, 2014).

10.2	Form of Nonqualified Stock Option Agreement under the 2011 Long-Term Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement under the 2011 Long-Term Incentive Plan.

10.4	Form of Performance Share Agreement under the 2011 Long-Term Incentive Plan.

10.5	Form of Director Stock Unit Agreement and Stock Unit Deferral Election Form under the 2011 Long-Term Incentive Plan.

99.1	Press Release dated March 6, 2014.